EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Unitech Energy Corp. (the "Company") on Form 10-KSB, as amended, for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Durward, in my capacity as Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: October 15, 2004           /s/ James Durward
                                 --------------------------------
                                     James Durward
                                     Principal Accounting Officer